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                                                                                                                        EXHIBIT 4.4

                                          [LOGO]

      COMMON STOCK                                                                                           SHARES

                                                                                                         SEE REVERSE FOR
                                                                                                        CERTAIN DEFINITIONS

                                          CELERITY SYSTEMS, INC.
                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                         CUSIP 15100R 10 7


THIS CERTIFIES THAT




IS THE OWNER OF

                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE OF

-------------------------------------------------CELERITY SYSTEMS, INC.-------------------------------------------------


(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.  This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the
Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:


                                                       [CORPORATE SEAL]



/s/ William R. Chambers                                                                 /s/ Kenneth D. Van Meter
   --------------------------------------                                                  -------------------------------------
     Vice President and Secretary                                                          President and Chief Executive Officer




                                                                                                    COUNTERSIGNED AND REGISTERED:
                                                                                          AMERICAN STOCK TRANSFER & TRUST, COMPANY
                                                                                                   TRANSFER AGENT AND REGISTRAR

                                                                              BY

                                                                                                               AUTHORIZED SIGNATURE

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                                 CELERITY SYSTEMS, INC.


   Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                                                         UNIF GIFT MIN ACT-      Custodian
TEN ENT - as tenants by the entireties                                                              ______________________________
JT TEN  - as joint tenants with right of                                                             (Cust)             (Minor)
          survivorship and not as tenants                                                            under Uniform Gifts to Minors
          in common                                                                                  Act___________________________
                                                                                                                     (State)


                                   Additional abbreviations may also be used though not in the above list.


For values received, ________________________________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
/____________________________________/


___________________________________________________________________________________________________________________________________
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________________________________________________


___________________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________Shares of

the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________Attorney


to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________________________


                                                         __________________________________________________________________
                                                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                         NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                         PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                         WHATEVER.

SIGNATURE(S) GUARANTEED:

_____________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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